CLASS A CERTIFICATEHOLDER'S STATEMENT

                     CITIBANK (SOUTH DAKOTA), N.A.
                CITIBANK (NEVADA), NATIONAL ASSOCIATION

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                   STANDARD CREDIT CARD TRUST 1990-6
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          Under the Pooling and Servicing Agreement (the "Pooling and
  Servicing Agreement") dated as of June 28, 1990, by and among
  Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller and Chemical Bank
  as Trustee, the Servicer is required to prepare certain
  information each month regarding current distributions to Class A Certificateholders and the performance of the Standard Credit Card Trust 1990-6 (the "Trust") during the previous month. The information which is required to be prepared with respect to the distribution on
  July 10, 1996      Payment Date (the Payment Date") and with respect
  to the performance of the Trust during the Due Period(s) with respect to such Payment Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.    Information Regarding Distributions to Class A
        Certificateholders (Stated on the Basis of $1,000
        Current Invested Amount).

    1.  The total amount of the distribution to Class A
        Certificateholders on the Distribution Date, per
        $1,000 interest....................................$           46.875

    2.  The amount of the distribution set forth in paragraph
        1 above in respect of principal on the Class A Certi-
        ficates, per $1,000 interest.......................$            0.000

    3.  The amount of the distribution set forth in paragraph
        1 above in respect of interest on the Class A Certi-
        ficates, per $1,000 interest.......................$           46.875

  B.    Information Regarding the Performance of the Trust

    1.  Collections of Receivables.

        (a)  The aggregate amount of Collections of Receivables
             processed during the Due Period(s) with respect
             to the Distribution Date......................$   1,398,600,866

        (b)  The aggregate amount of Collections of Receivables
             in respect of Finance Charge Receivables processed
             during the Due Period(s) with respect to the
             Distribution Date.............................$     157,712,730 [1]

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        (c)  The aggregate amount of Collections of Receivables
             in respect of Principal Receivables processed during
             the Due Period(s) with respect to the Distribution
             Date..........................................$   1,240,888,136 [2]

    2.  Allocation of Receivables.

         (a)  The Class A Floating Allocation Percentage for
              the Due Period(s) with respect to the Distribution
              Date..........................................

              First Due Period...... 72.74
              Second Due Period..... 74.66
              Third Due Period...... 76.09
              Fourth Due Period..... 77.11
              Fifth Due Period...... 78.21
              Sixth Due Period...... 74.35

         (b)  The Fixed Allocation Percentage...............     N/A         [3]

    ____________________________________________________________

    [1] Includes Interchange and Recoveries.

    [2] During the Revolving Period, this amount (or the portion thereof received prior to the occurrence of an Amortization Event) will be paid solely to the holders of the Seller Certificate.

    [3] Applicable during the Accumulation Period and any Early Amortization
        Period.

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    3.  Class A Principal Funding Account.

        (a)  The total amount deposited into the Principal
             Funding Account on the Distribution Date(s) with
             respect to the Distribution Date..............$              0 [4]

        (b)  The total amount on deposit in the Principal
             Funding Account on the Distribution Date (after
             giving effect to each deposit referred to in
             Item 3(a))....................................$             0  [4]

    4.  Delinquent Balances.

        (a)  The aggregate outstanding balance of the Accounts
             which were delinquent by 35 days to 64 days as of
             the close of business on the last day of the calendar
             month preceding the Payment Date..............$     36,464,632

        (b)  The aggregate outstanding balance of the Accounts
             which were delinquent by 65 days or more as of the
             close of business on the last day of the calendar
             month preceding the Payment Date..............$     53,399,992

    5.  Class A Investor Default Amount.

        The aggregate Class A Investor Default Amount for the
        Payment Date(s) with respect to the Payment Date...$      4,748,708

    6.  Class A Investor Charge-Offs; Reimbursement of Charge-Offs.

        (a)  The aggregate of the Class A Investor Charge-Offs,
             if any, for the Distribution Date with respect
             to the Payment Date............................$             0

        (b)  The amount of the Class A Investor Charge-Offs set
             forth in Item 6(a) above, per $1,000 interest (which
             will have the effect of reducing, pro rata, the
             amount of each Class A Investor Certificateholder's
             investment....................................$              0

        (c)  The total amount reimbursed to the Trust for such
             Distribution Date(s) in respect of Class A Investor
             Charge-Offs...................................$              0

        (d)  The amount set forth in Item 6(c) above, per $1,000
             interest (which will have the effect of reinstating,
             pro rata, the amount of each Class A Investor
             Certificateholder's investment................$              0

        (e)  The amount, if any, by which the outstanding principal balance of the Class A Investor Certificates exceeds
             the Class A Invested Amount as of the end of the day
             on such Payment Date..........................$              0

    7.  Servicing Fee.

        The aggregate amount of the Monthly Class A
        Servicing Fee paid or payable by the Trust to

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        the Servicer for the Distribution Date.............$      13,437,500

    8.  The existing Deficit Controlled Amortization Amount
        for such Payment Date..............................$

  C.    The Class A Pool Factor.

        The Class A Pool Factor for the preceding Record Date
        (which represents the ratio of the Class A Invested Amount as of such Record Date (adjusted after taking into account any increases or decreases in the Class A Invested Amount
        which will occur on the following Distribution Date) to the
        Class A Initial Invested Amount). The amount of a Certifi-cateholder's pro rata share of the Invested Amount can be determined by multiplying the original denomination of the
        holder's Class A Certificate by the Pool Factor....$          100.00%

  D.    Receivables Balances.

    1.  The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the preceding
        Due Period.........................................$  1,878,422,131

    2.  The aggregate amount of Finance Charge Receivables in the
        Trust at the close of business on the last day of the
        preceding Due Period...............................$     27,583,589

  E.    Class B Certificates.

    1.  The amount of Reallocated Principal Collections with
        respect to such Distribution Date..................$              0

    2.  The Class B Invested Amount as of the end of the day
        on the Payment Date................................$    155,000,000


                                            CITIBANK, SOUTH DAKOTA,
                                            as Servicer


                                           By:/s/ Susan Sexton
                                              ------------------------
                                              Name: Susan Sexton
                                              Title: Vice President



 [4]  Applicable during the Scheduled Amortization Period.

 [5]  Applicable during the Accumulation Period.

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                 CLASS B CERTIFICATEHOLDER'S STATEMENT

                     CITIBANK (SOUTH DAKOTA), N.A.
                CITIBANK (NEVADA), NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
                   STANDARD CREDIT CARD TRUST 1990-6
--------------------------------------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 28, 1990, by and among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller and Chemical Bank
  as Trustee, the Servicer is required to prepare certain
  information each month regarding current distributions to Class B Certificateholders and the performance of the Standard Credit Card Trust 90-6 (the "Trust") during the previous month. The information which is required to be prepared with respect to the distribution on
  July 10, 1996      Payment Date (the "Payment Date") and with respect
  to the performance of the Trust during the Due Period(s) with respect to such Payment Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Class B Certificate. Certain other information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A.    Information Regarding Distributions to Class B
        Certificateholders (Stated on the Basis of $1,000
        Current Invested Amount).

    1.  The total amount of the distribution to Class B
        Certificateholders on the Payment Date, per $1,000
        interest...........................................$           48.125

    2.  The amount of the distribution set forth in paragraph
        1 above in respect of principal on the Class B Certi-
        ficates, per $1,000 interest.......................$            0.000

    3.  The amount of the distribution set forth in paragraph
        1 above in respect of interest on the Class B Certi-
        ficates, per $1,000 interest.......................$           48.125

  B.    Information Regarding the Performance of the Trust

    1.  Collections of Receivables.

        (a)  The aggregate amount of Collections of Receivables
             processed during the Due Period(s) with respect
             to the Payment Date...........................$   1,398,600,866

        (b)  The aggregate amount of Collections of Receivables
             in respect of Finance Charge Receivables processed
             during the Due Period(s) with respect to the
             Payment Date..................................$     157,712,730 [1]

        (c)  The aggregate amount of Collections of Receivables
             in respect of Principal Receivables processed during
             the Due Period(s) with respect to the Payment
             Date..........................................$   1,240,888,136 [2]

    2.  Allocation of Receivables.

         (a)  The Class B Floating Allocation Percentage for
              the Due Period(s) with respect to the Payment
              Date..........................................

              First Due Period......  9.02
              Second Due Period.....  9.26
              Third Due Period......  9.44
              Fourth Due Period.....  9.56
              Fifth Due Period......  9.70
              Sxth Due Period.......  9.22

         (b)  The Fixed Allocation Percentage...............    N/A          [3]

    ____________________________________________________________

    [1] Includes Interchange and Recoveries.

    [2] During the Revolving Period, this amount (or the portion thereof received prior to the occurrence of an Amortization Event) will be paid solely to the holders of the Seller Certificate or, under certain circumstances, will be used to fund certain payments with respect to the Class A Certificates.

    [3] Applicable during the Accumulation Period and any Early Amortization
        Period.

    3.  Available L/C Amount.

        (a)  The amount available to be drawn under the
             L/C (the "Available L/C Amount") as of the
             close of business on the Payment Date,
             after giving effect to any drawings on the
             L/C and payments to the L/C Issuer on such
             Payment Date..................................$     84,300,000

        (b)  The ratio of the Available L/C Amount to
             the Class B Invested Amount as of the
             close of business on the Payment Date
             after giving effect to any drawings
             on the L/C and payments to the L/C Issuer
             on such Payment Date..........................           6.744%

    4.  Delinquent Balances.

        (a)  The aggregate outstanding balance of the
             Accounts which were delinquent by 35 days
             to 64 days as of the close of business on
             the last day of the calendar month preceding
             the Payment Date..............................$     36,464,632

        (b)  The aggregate outstanding balance of the
             Accounts which were delinquent by 65 days
             or more as of the close of business on the
             last day of the calendar month preceding
             the Payment Date..............................$     53,399,992

    5.  Class B Investor Default Amount.

        The Class B Investor Default Amount for the
        Distribution Date(s) with respect to the Payment
        Date...............................................$        588,840

    6.  Class B Investor Charge-Offs; Reimbursement of Charge-Offs.

        (a)  The aggregate of the Class B Investor Charge-
             Offs and other reductions in the Class B
             Invested Amount (other than due to the payment
             of principal to the Class B Certificateholders),
             if any, for the Distribution Date(s) with respect
             to the Payment Date...........................$              0

        (b)  The amount of the Class B Investor Charge-
             Offs and other reductions in the Class B
             Invested Amount set forth in Item 6(a)
             above, per $1,000 interest (which will
             have the effect of reducing, pro rata,
             the amount of each Class B Certificate-
             holder's investment)..........................$              0

        (c)  The total amount reimbursed to the Trust
             for such Distribution Date(s) in respect of
             Class B Investor Charge-Offs and other
             reductions in Class B Invested Amount.........$              0

        (d)  The amount set forth in Item 6(c) above,
             per $1,000 interest, which will have the
             effect of reinstating, pro rata, the amount
             of each Class B Certificateholder's
             investment....................................$              0

        (e)  The amount, if any, by which the out-
             standing principal balance of the
             Class B Investor Certificates exceeds
             the Class B Invested Amount as of the
             end of the day on such Payment Date...........$              0

    7.  Servicing Fee.

        The aggregate amount of the Class B Monthly
        Servicing Fee paid or payable by the Trust
        to the Servicer for the Distribution Date(s)
        with respect to the Payment Date...................$       1,666,250

    8.  The existing Deficit Controlled Amortization
        Amount for such Payment Date.......................$              0


  C.    The Class B Pool Factor.

        The Class B Pool Factor for the preceding
        Record Date (which represents the ratio of
        the Class B Invested Amount as of such Record
        Date (adjusted after taking into account any
        increases or decreases in the Class B Invested
        Amount which will occur on the following
        Distribution Date) to the Class B Initial Invested
        Amount.)  The Amount of a Certificateholder's pro
        rata share of the Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class B Certificate by the Pool Factor.....          100.00%

  D.    Receivables Balances.

    1.  The aggregate amount of Principal Receivables
        in the Trust at the close of business on the
        last day of the preceding Due Period...............$  1,878,422,131

    2.  The aggregate amount of Finance Charge
        Receivables in the Trust at the close of
        business on the last day of the preceding
        Due Period.........................................$     27,583,589


                                           CITIBANK, SOUTH DAKOTA
                                           as Servicer


                                           By:/s/ Susan Sexton
                                              ------------------------
                                              Name: Susan Sexton
                                              Title: Vice President